Share capital	12 Months Ended
Dec. 31, 2020
Disclosure Of Classes Of Share Capital [Abstract]
Share capital

16. Share capital

Authorized share capital:

•Unlimited number of first preferred shares

•Unlimited number of second preferred shares

•Unlimited number of voting common shares, no stated par value, not convertible or redeemable, and

•One Class B share

A. Common Shares

Number issued (number of shares)	2020	2019

Beginning of year	395,797,732	395,792,732

Issued:
Stock option plan [note 24]	465,009	5,000

End of year	396,262,741	395,797,732

All issued shares are fully paid. Holders of the common shares are entitled to exercise one vote per share at meetings of shareholders, are entitled to receive dividends if, as and when declared by our Board of Directors and are entitled to participate in any distribution of remaining assets following a liquidation.

The shares of Cameco are widely held and no shareholder, resident in Canada, is allowed to own more than 25% of the Company’s outstanding common shares, either individually or together with associates. A non-resident of Canada is not allowed to own more than 15%. In addition, no more than 25% of total shareholder votes cast may be cast by non-resident shareholders.

B. Class B share

One Class B share issued during 1988 and assigned $1 of share capital entitles the shareholder to vote separately as a class in respect of any proposal to locate the head office of Cameco to a place not in the province of Saskatchewan.

C. Dividends

Dividends on Cameco Corporation common shares are declared in Canadian dollars. For the year ended December 31, 2020, the dividend declared per share was $0.08 (December 31, 2019 - $0.08).